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                                                                    EXHIBIT 99.1

 FOR IMMEDIATE RELEASE
                              COMPANY CONTACT: VION PHARMACEUTICALS, INC.
                                               Alan Kessman, President and CEO
                                               (203) 498-4210 ph

             FINANCIAL COMMUNICATIONS CONTACT: SHANDWICK INTERNATIONAL
                                               Sue L. Yeoh (investors)
                                               (646) 658-8375 ph
                                               Lisa Bradlow (media)
                                               (212) 579-7428 ph

             VION PHARMACEUTICALS ANNOUNCES RESULTS FROM 2000 ANNUAL
                MEETING OF STOCKHOLDERS HELD ON OCTOBER 23, 2000

NEW HAVEN, CT, NOVEMBER 6, 2000 - VION PHARMACEUTICALS, INC. (NASDAQ NM: VION) today announced the final results from the company's 2000 Annual Meeting of Stockholders, which was held on October 23, 2000 at The Kitano Hotel located at 66 Park Avenue in New York City at 3:00 p.m. Eastern Time.

The company's proxy statement asked each stockholder to vote on the following four proposals:
i) to elect eight directors to hold office until the next annual meeting of stockholders or until their successors are elected and qualified;
ii) to approve the amendment to the company's certificate of incorporation and to adopt the provisions related to a classified board of directors;
iii) to approve the adoption of Vion Pharmaceuticals, Inc. 2000 Employee Stock Purchase Plan; and
iv) to ratify the appointment of Ernst & Young LLP as the company's independent auditors for the year ending December 31, 2000.

The outcome was as follows:
i) the stockholders elected William R. Miller, Alan Kessman, Michael C. Bergerac, Frank T. Carey, James L. Ferguson, Alan C. Sartorelli, Ph.D., Walter
B. Wriston and Charles K. MacDonald to the company's Board of Directors;
ii)  proposal two was not approved;
iii) the stockholders approved the Employee Stock Purchase Plan; and
iv) the stockholders approved the appointment of Ernst & Young as independent auditors.

A copy of the corporate slide presentation presented at the Annual Meeting highlighting the affairs of the company can be found on the company's website at effective November 7, 2000.

Vion Pharmaceuticals, Inc. is a biopharmaceutical company engaged in the research, development and commercialization of cancer treatment technologies. Vion's product portfolio consists of TAPET, a drug delivery platform, and cancer therapeutics (Triapine'r' and Sulfonyl Hydrazine Prodrugs). TAPET has been shown in preclinical models to effectively deliver anticancer agents while having a minimal toxic effect on healthy normal tissues. TAPET uses



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genetically altered strains of Salmonella as a bacterial vector, or vehicle, for delivering cancer-fighting drugs preferentially to solid tumors. Triapine, which is designed to prevent the replication of tumor cells by blocking a critical step in the synthesis of DNA, is currently being evaluated for its safety in several Phase I clinical trials. Sulfonyl Hydrazine Prodrugs, compounds that are designed to be converted to unique potent, alkylating agents, are currently being evaluated in preclinical studies. For additional information on Vion and its research and product development programs, visit the company's Internet web site at http://www.vionpharm.com.

Statements included in this press release, which are not historical in nature, are forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements regarding the company's future business prospects, plans, objectives, expectations and intentions are subject to certain risks, uncertainties and other factors that could cause actual results to differ materially from those projected or suggested in the forward-looking statements, including, but not limited to those contained in Vion Pharmaceuticals' Registration Statement filed on Form S-3/A (file no. 333-95671). This press release shall not constitute an offer to sell or the solicitation of an offer to buy the common stock nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.